UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 27, 2004

State Financial Services Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-018166	39-1489983
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

815 North Water Street, Milwaukee, Wisconsin 53202-3526
(Address of principal executive offices, including zip code)

(414) 425-1600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

        On December 27, 2004, State Financial Services Corporation (the “Company”) announced that Richard A. Horn intends to retire as a member of the Board of Directors effective December 31, 2004. There is no disagreement between the Company and Mr. Horn relating to the Company’s operations, policies, or practices.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE FINANCIAL SERVICES CORPORATION
Date: December 29, 2004	By: /s/ Daniel L. Westrope
Daniel L. Westrope
Senior Vice President and Chief Financial Officer